                                                                    EXHIBIT 10.5














Recording requested by              Hardin G. Halsey, Esq.
and when recorded return to:        Womble Carlyle Sandridge & Rice
                                    P.O. Drawer 84
                                    Winston-Salem, NC  27102


STATE OF GEORGIA         )
                         )              ASSUMPTION AND
COUNTY OF FULTON         )         MODIFICATION AGREEMENT


         THIS ASSUMPTION AND MODIFICATION AGREEMENT ("Modification Agreement" or "Agreement") is made and entered into as of the 27th day of January, 2004, among METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Metropolitan"); METLIFE BANK, N.A., a national banking association ("Bank"; Metropolitan and Bank are collectively referred to as "Lender" or "Grantee"); KOGER ACP, LLC, a Delaware limited liability company (the "Borrower" or "Grantor"); KOGER EQUITY, INC., a Florida corporation ("New Guarantor"); ATLANTIC CENTER PLAZA, LLC (the "Original Borrower"); and LAWRENCE P. KELLY and A.J. LAND, JR. (the "Original Guarantors");

                             PRELIMINARY STATEMENTS

         A. Reference is hereby made to the following documents (collectively, the "Loan Documents"):

                  (i) Deed to Secure Debt and Security Agreement dated December 30, 2003, made by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Security Deed") recorded in the Real Estate Records of Fulton County, Georgia in Book 36786, Page 279;

                  (ii) Assignment of Leases dated December 30, 2003, made by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Assignment") recorded in the Real Estate Records of Fulton County, Georgia in Book 36786, Page 315;

                  (iii) UCC Financing Statement naming Atlantic Center Plaza, LLC as debtor and Metropolitan Life Insurance Company and MetLife Bank, N.A. as secured parties, recorded in the UCC Records of Fulton County, Georgia in File No. 060200400008;

                  (iv) UCC Financing Statement naming Atlantic Center Plaza, LLC as debtor and Metropolitan Life Insurance Company and MetLife Bank, N.A. as secured parties, filed as a fixture filing and recorded in the Real Estate Records of Fulton County, Georgia in Book 36786, Page 323;

                  (v) Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of Metropolitan Life Insurance Company in the principal face amount of $74,000,000.00 ("Metropolitan Note A"); and Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of MetLife Bank, N.A. in the principal face amount of $6,000,000.00 ("Bank Note A"; Metropolitan Note A and Bank Note A are collectively referred to as "Note A");

                  (vi) Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of Metropolitan Life Insurance Company in the principal face amount of $9,000,000.00 ("Metropolitan Note B"); and Promissory Note dated December 30, 2003, made by Atlantic Center Plaza, LLC to the order of MetLife Bank, N.A. in the principal face amount of $1,000,000.00 ("Bank Note B"; Metropolitan Note B and Bank Note B are collectively referred to as "Note B"; and Note A and Note B are collectively referred to as the "Notes");

                  (vii) That certain Assignment of Interest Rate Cap Agreement and Security Agreement dated as of December 30, 2003 by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Assignment of Interest Rate Cap Agreement");

                  (viii) Affidavit of Ownership and Certification of Atlantic Center Plaza, LLC dated of even date with the Notes executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Affidavit of Ownership");

                  (ix) Certification of Rent Roll and Lease Status dated of even date with the Notes executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Certification of Rent Roll");

                  (x) Letter Agreement Regarding Premiums of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Letter Agreement Regarding Premiums");

                  (xi) Letter Agreement Regarding Impositions of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Letter Agreement Regarding Impositions"); and

                  (xii) Tenant Improvement Reserve Agreement of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Tenant Improvement Reserve Agreement").

The real estate, fixtures and personal property described in the Loan Documents are sometimes collectively referred to as the "Property".

        B. Reference is also made to the following documents:

                  (i) That certain Unsecured Indemnity Agreement dated December 30, 2003 executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Unsecured Indemnity Agreement");

                  (ii) That certain Guaranty Agreement dated December 30, 2003 executed by Lawrence P. Kelly and A.J. Land, Jr. (the "Original Guarantor") as Guarantor, in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Original Guaranty");

                  (iii) Letter Agreement dated December 30, 2003 executed by Atlantic Center Plaza, LLC in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Post Closing Agreement");

                  (iv) Subordination of Management/Leasing Agreement dated December 30, 2003 executed by Pope and Land Enterprises, Inc., as Manager, in favor of Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Original Subordination Agreement"); and

                  (v) Leasing Reserve Holdback Agreement of even date with the Notes by and among Atlantic Center Plaza, LLC and Metropolitan Life Insurance Company and MetLife Bank, N.A. (the "Leasing Reserve Holdback Agreement").

         C. The Original Borrower, Original Guarantor, the Borrower and the New Guarantor have requested the Lender's consent to the conveyance of the Property by the Original Borrower to the Borrower and to allow the assumption of the Loan Documents and certain other documents by the Borrower as provided in Section 10.01(e) of the Security Deed. In addition, the Borrower and the New Guarantor have requested that the Lender amend and modify the Loan Documents and certain other documents in certain respects.

         D. The Lender, Original Borrower, Original Guarantor, the Borrower and the New Guarantor now desire to provide for the assumption of the Loan Documents and certain other documents by the Borrower and for the assumption of certain documents by the New Guarantor. In addition, the Lender and the Borrower now desire to modify and amend the provisions of the Loan Documents and certain other documents in the manner hereinafter set forth, it being specifically understood that except as herein modified and amended, the terms and provisions of such documents shall remain unchanged and continue in full force and effect as therein written.

                                    AGREEMENT

         NOW, THEREFORE, the Lender, Borrower, New Guarantor, Original Borrower and Original Guarantor, in consideration of the Preliminary Statements and for the purposes stated therein, and for other valuable consideration, receipt of which is hereby acknowledged, do hereby agree as follows:

        1. CONSENT; NO FURTHER TRANSFERS.

                  (a) CONSENT. Subject to the terms and provisions of this Agreement, the Lender hereby consents to the conveyance of the Property by the Original Borrower to the Borrower, and the assumption of the Loan Documents and certain other documents by the Borrower as hereinafter provided.

                  (b) EXPENSES; CONDITIONS. Borrower and Original Borrower shall pay all expenses incurred by Lender in connection with the preparation, execution, and implementation of this Agreement including, without limitation, all title, escrow and attorneys' fees and expenses. The fees and expenses referenced in this paragraph shall, with respect to Lender, be joint and several obligations of Borrower and Original Borrower to Lender, and Lender shall not be bound by any separate agreement between Original Borrower and Borrower and any such agreement shall be solely between Original Borrower and Borrower. In addition, the Lender's consent is conditional upon the satisfaction of all conditions and provisions set forth in Section 10.01(e) of the Security Deed (the "Koger Assumption Provisions").

                  (c) NO FURTHER TRANSFERS. The Borrower acknowledges and agrees that (i) this transfer constitutes the transfer contemplated under Section 10.01(e) of the Security Deed and that there shall be no further transfers under said Section 10.01(e) of the Security Deed, (ii) the Borrower shall not be entitled to further transfer the Property except as expressly provided in the Loan Documents, as amended by this Modification Agreement, (iii) the consent provided herein shall only apply to the conveyance of the Property to the Borrower as contemplated hereby and shall not be deemed as a consent to any further sale or conveyance, and (iv) any further sale or conveyance of the Property in violation of the provisions of the Loan Documents as amended by this Modification Agreement, shall constitute a Default under the Security Deed as provided therein.

         2. ASSUMPTION BY BORROWER; ASSUMPTION BY NEW GUARANTOR; ORIGINAL BORROWER AND ORIGINAL GUARANTOR TO REMAIN LIABLE.

                  (a) ASSUMPTION BY BORROWER. The Borrower hereby assumes all the rights, responsibilities and liabilities of Original Borrower on the Loan Documents and the Unsecured Indemnity Agreement and agrees to pay to the Lender, its successors, endorsees, and assigns, all sums that are presently due or hereafter become due and payable on such Loan Documents and Unsecured Indemnity Agreement. Without limiting the generality of the foregoing, the Borrower agrees to pay all sums under the Loan Documents and Unsecured Indemnity Agreement at the time, in the manner, and in all other respects as therein provided, to perform all the obligations provided in the Loan Documents and Unsecured Indemnity Agreement at the time, in the manner, and in all other respects as therein provided or as otherwise agreed in writing, and to be bound by all of the terms of the Loan Documents and Unsecured Indemnity Agreement, as fully and to the same extent as though such Loan Documents and Unsecured Indemnity Agreement, and each of them had originally been made, executed and delivered by the Borrower. In amplification thereof, all references in the Loan Documents and Unsecured Indemnity Agreement to "Maker", "Borrower", "Debtor", "Indemnitor" or similar terms previously intended to describe the Original Borrower thereunder shall hereafter be deemed to refer to the Borrower. The foregoing covenants and agreements are in addition to and not in limitation of the assumption provisions contained in the deed of conveyance from the Original Borrower to the Borrower.

                  (b) ASSUMPTION BY NEW GUARANTOR. For the purposes of this paragraph, the Letter Agreement Regarding Impositions and the Letter Agreement Regarding Premiums are collectively referred to as the "Other Guarantor Documents". The New Guarantor hereby assumes all the rights, responsibilities and liabilities of Original Guarantor on the Other Guarantor Documents and agrees to pay to the Lender, its successors, endorsees, and assigns, all sums that are presently due or hereafter become due and payable on such Other

Guarantor Documents. Without limiting the generality of the foregoing, the New Guarantor agrees to pay all sums under the Other Guarantor Documents at the time, in the manner, and in all other respects as therein provided, to perform all the obligations provided in the Other Guarantor Documents at the time, in the manner, and in all other respects as therein provided or as otherwise agreed in writing, and to be bound by all of the terms of the Other Guarantor Documents, as fully and to the same extent as though such Other Guarantor Documents, and each of them had originally been made, executed and delivered by the New Guarantor. In amplification thereof, all references in the Other Guarantor Documents to "Guarantor" or similar terms previously intended to describe the Original Guarantor thereunder shall hereafter be deemed to refer to the New Guarantor. The parties hereby acknowledge that the New Guarantor is also executing a Guaranty Agreement of even date with this Assumption Agreement in order to guarantee the Borrower's non-recourse carveout obligations.

                  (c) ORIGINAL BORROWER AND ORIGINAL GUARANTOR TO REMAIN LIABLE. The Original Borrower and Original Guarantor agree that the transfer of the Property to Grantor and the assumption of the Loan Documents and Unsecured Indemnity Agreement by Grantor pursuant hereto, shall not release Original Borrower or Original Guarantor from their obligations under Section 9.01 of the Security Deed (and the corresponding provisions of the Other Loan Documents), the Unsecured Indemnity Agreement or the Original Guaranty with respect to events arising or occurring prior to the date of this Agreement. From and after the effective date of this Agreement, Original Borrower and Original Guarantor are released from the obligations of Section 9.01 of the Security Deed, Section 11 of the Note, the Unsecured Indemnity Agreement, the Original Guaranty and all other provisions of the Loan Documents, the Unsecured Indemnity Agreement, the Original Guaranty, the Assignment of Interest Rate Cap Agreement and the Post Closing Agreement with respect to events which occur after such effective date, but such provisions shall survive as to matters occurring prior to such effective date.

                  (d) LENDER'S REPRESENTATIONS. The Lender represents to Borrower as follows:

                           (i) The aggregate outstanding principal amount of Note A as of the date hereof is $75,873,701.44, consisting of $70,183,173.83 outstanding under Metropolitan Note A and $5,690,527.61 outstanding under Bank Note A. The aggregate outstanding principal amount of Note B as of the date hereof is $10,000,000.00.

                           (ii) The Notes are not in monetary default and the
                  required monthly payments of principal and interest have been made on the Notes through the payments due on February 1, 2004.

                           (iii) The Lender has not sent any written notice of
                  non-monetary default to the Original Borrower.

                           (iv) The Lender has waived the escrow requirement for
                  "Impositions" and "Premiums" (as those terms are defined in the Security Deed) subject to the terms and conditions of the Letter Agreement Regarding Impositions and the Letter Agreement Regarding Premiums.

                           (v) Lender has no actual knowledge of any
                  non-monetary defaults or events, which with notice or passage of time or both, would constitute a default under the Loan Documents, the Unsecured Indemnity Agreement or the Original Guaranty.

                  (e) NOTE B. The Borrower has elected, in accordance with
Section 10.01(e) of the Security Deed, to prepay Note B, and the Borrower shall, simultaneously with the execution and delivery of this Agreement, prepay Note B including the applicable prepayment fee.

                  (f) TENANT IMPROVEMENT RESERVE AGREEMENT. The Reserve amount of $1,212,730.00 under the Tenant Improvement Reserve Agreement shall remain on deposit with Lender and Borrower has purchased such Reserve from Original Borrower in connection with this Assumption.

         3. MODIFICATION OF SECURITY DEED. The Security Deed is hereby amended as follows:

                  (a) TERRORISM INSURANCE. Section 3.01(a)(8) is hereby amended and restated to read as follows:

                           "(8)(a). Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from acts of terrorism, of such types, in the amount of $90,000,000.00, with such deductibles, issued by such companies, and on such forms of insurance policies as required by Grantee. In the event that insurance for acts of terrorism or insurance substantially similar thereto is not available (as determined by Grantee in its reasonable judgment) under the coverages described in this Article III, then with respect to the Loan only, such insurance shall not be required for such coverages, provided that in furtherance and not in limitation of the foregoing requirements of this paragraph 3.01(a)(8): (a) the form of any exclusion of coverage for acts of terrorism or matters substantially similar thereto shall be reasonably acceptable to Grantee, and (b) in the event that at any time during the term of the Loan: (i) Grantor or any of the Liable Parties obtains insurance coverage for acts of terrorism or insurance substantially similar thereto (collectively in this paragraph, "such insurance coverage") for the Property, or (ii) Grantor, or any of the Liable Parties, or any affiliate of Grantor or any of the Liable Parties obtains such insurance coverage with respect to one or more of its properties other than the Property, or (iii) Grantee advises Grantor that Grantee has determined that such insurance coverage is available with respect to the Property to Grantor or to Grantee (as determined by Grantee in its reasonable judgment), Grantor shall be required to maintain such insurance coverage at Grantor's sole cost and expense, in such form, for such amounts, with such deductibles, and issued by such companies, as shall be reasonably acceptable to Lender with respect to the Property and the Loan for the benefit of Lender. For so long as insurance for acts of terrorism or insurance substantially similar thereto is not maintained with respect to the Loan in accordance with the terms of this paragraph, Grantor shall provide to Grantee twice each twelve-month period after the date of this Deed to Secure Debt (at approximate six-month intervals), Grantor's written statement, certified by Grantor to Grantee, in form, scope and substance reasonably acceptable to Grantee, indicating whether and to what extent each of the conditions referred to in clauses (i) and (ii) hereof then applies, and which written statements shall include summaries of current insurance company quotes and related information concerning such insurance coverage for the Property (which quotes Grantor agrees to seek and obtain in a diligent manner), and Grantor also agrees to provide such other information to Grantee (including but not limited to, copies of current insurance company quotes and related information concerning such insurance coverage) that Grantee may reasonably request related to such conditions and any such written statement of Grantor.

                           (b) This will confirm our agreement regarding certain aspects of insurance required by Section 3.01(a) of this Deed to Secure Debt. Grantee agrees that Grantee will not require coverage for biological or chemical agents unless Grantee reasonably determines that either (i) prudent owners of real estate comparable to the Property are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance."

                  (b) ADDITIONAL EVENTS OF DEFAULT. The following additional Event of Default is hereby inserted in Section 11.01 of the Security Deed:

                           "(g) The Grantor shall fail to perform any of the terms, conditions or obligations under the Assumption and Modification Agreement dated as of January 27, 2004 among Metropolitan Life Insurance Company, MetLife Bank, N.A., Koger ACP, LLC, Koger Equity, Inc., Atlantic Center Plaza, LLC, and Lawrence P. Kelly and A.J. Land, Jr. after giving effect to the passage of any applicable cure periods."

                  (c) CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION. The following amendments are hereby made to Section 10.01 of the Security Deed:

                           (i) Section 10.01(a) is amended by adding the following exclusion to the definition of "Transfers": "Transfers do not include issuance or transfers of stock in Koger Equity, Inc. which are publicly traded through a nationally recognized stock exchange."

                           (ii) The entire paragraph (c) of Section 10.01 of the Security Deed is hereby deleted in its entirety.

                  (d) REPRESENTATIONS. Borrower hereby reaffirms the following representation set forth in Article VIII of the Security Deed:

         "Section 8.01 ERISA. Grantor hereby represents, warrants and agrees that: (i) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Grantor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; (iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets", (iv) Grantor will not engage in any transaction which would cause any obligation hereunder to be a non-exempt prohibited transaction under ERISA; and (v) Grantor will deliver to Grantee such certifications or other evidence of its compliance with this Section from time to time throughout the term of the Loan as Grantee may request.

         Section 8.02 NON-RELATIONSHIP. Grantor represents and warrants to the best of its knowledge after due and diligent inquiry that neither Grantor nor any general partner, director, member or officer of Grantor nor any person who is a Grantor's Constituent (as defined in Section
         8.03 hereof) is (i) a director or officer of Grantee, (ii) a parent, son or daughter of a director or officer of Grantee, or a descendent of any of them, (iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of Grantee, or (iv) a spouse of a director or officer of Grantee.

         Section 8.04 FOREIGN INVESTOR. Grantor represents and warrants to the best of its knowledge after due and diligent inquiry that neither Grantor nor any partner, member or stockholder of Grantor is, and no legal or beneficial interest in a partner, member or stockholder of Grantor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal

         Revenue Code of l986, as amended or the regulations promulgated pursuant to such Code except for those entities disclosed in writing to Grantee on or before the date hereof."

                  (e) ADDRESS FOR NOTICES TO GRANTOR. The address for notices set forth on page 1 of the Security Deed is hereby revised as set forth in paragraph 5 below.

                  (f) REFERENCE TO LOAN DOCUMENTS. All references in the Security Deed to the terms "Note" or "Notes" or "Loan Documents" or "Unsecured Indemnity Agreement" shall be deemed to include the modifications thereto effected by this Modification Agreement, together with any modifications, renewals or extensions hereafter made with respect thereto.

         4. GENERAL MODIFICATIONS TO LOAN DOCUMENTS AND UNSECURED INDEMNITY AGREEMENT. The Loan Documents and Unsecured Indemnity Agreement are hereby amended as follows:

                  (a) SUSPENSION OF MONTHLY PRINCIPAL PAYMENTS ON NOTE A. The parties acknowledge and agree that the monthly payments of principal on Note A from March 1, 2004 through February 1, 2005 (which payments are listed as payments 3 through 14 on Exhibit A to each Note A) are suspended. The Borrower shall commence monthly principal payments on Note A in accordance with the applicable Exhibit A to each Note A commencing March 1, 2005 and continuing thereafter (which payments are listed as payments 15 through 35 on Exhibit A to each Note A).

                  (b) REFERENCES TO BORROWER. Any references in the Loan Documents and Unsecured Indemnity Agreement to Borrower, Grantor, Assignor, Debtor, Maker, Indemnitor or other similar terms meaning to describe the Original Borrower under the terms of the Loan Documents and Unsecured Indemnity Agreement shall hereafter be deemed references to the Borrower, as defined by this Assumption Agreement.

                  (c) REFERENCES TO GUARANTOR. Any references in the Loan Documents and Unsecured Indemnity Agreement to Guarantor, Liable Parties, or other similar terms meaning to describe the Original Guarantor under the terms of the Loan Documents and Unsecured Indemnity Agreement shall hereafter be deemed references to the New Guarantor, as defined by this Assumption Agreement.

                  (d) ADDRESSES. The addresses for the Borrower and New Guarantor under the Loan Documents and Unsecured Indemnity Agreement shall be as set forth in Section 5 below.

                  (e) GENERAL REFERENCES. All references in the Loan Documents to any other Loan Document or the Unsecured Indemnity Agreement are hereby amended to refer to such instruments as amended by this Modification Agreement, together with any modifications, renewals or extensions hereafter made with respect thereto.

         5. ADDRESS FOR NOTICES. The parties acknowledge and agree that the applicable address for the Borrower and New Guarantor for all purposes under the Loan Documents and Unsecured Indemnity Agreement, including, without limitation, any applicable notice provisions, shall be as follows until further changed in accordance with the terms of the Loan Documents and Unsecured Indemnity
Agreement:

                           BORROWER:

                           Koger ACP, LLC
                           225 NE Mizner Boulevard, Suite 200
                           Boca Raton, Florida 33432-3945

                           NEW GUARANTOR:

                           Koger Equity, Inc.
                           225 NE Mizner Boulevard, Suite 200
                           Boca Raton, Florida 33432-3945

        6. LEASING RESERVE HOLDBACK AGREEMENT; POST CLOSING AGREEMENT.

                  (a) LEASING RESERVE HOLDBACK AGREEMENT. The Borrower acknowledges that there will be no further disbursement of the remaining $4,000,000.00 of proceeds of Note A which were to be disbursed as future advances pursuant to the Leasing Reserve Holdback Agreement. Therefore, the Leasing Reserve Holdback Agreement is hereby terminated and shall be of no further force or effect.

                  (b) POST CLOSING AGREEMENT. The Original Borrower and Original Guarantor represent and warrant that the terms and conditions of the Post Closing Agreement have been satisfied. As a result of the completion of the items, as aforesaid, the Post Closing Agreement shall not continue as one of the Loan Documents and shall not be assumed by the Borrower.

                  (c) ORIGINAL SUBORDINATION AGREEMENT; NEW MANAGEMENT SUBORDINATION AGREEMENT. The Borrower is entering into a new Management Agreement with Pope & Land Enterprises, Inc. ("Manager") as the property manager for the property, and therefore, the Original Subordination Agreement will not be assumed by the Borrower. The Manager has executed a Subordination of Management/Leasing Agreement in favor of the Lender of even date herewith.

         7. NO IMPAIRMENT OF SECURITY, ETC. It is mutually agreed by and between the parties hereto that this Modification Agreement shall become a part of the Loan Documents and Unsecured Indemnity Agreement by reference and that nothing herein contained shall impair the security now held for the indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Loan Documents and Unsecured Indemnity Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Documents and Unsecured Indemnity Agreement, as hereby amended, or any of them. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may hereafter become secondarily liable for the repayment of the indebtedness evidenced by the Notes.

         8. REAFFIRMATION OF INDEBTEDNESS. The Borrower promises and agrees to pay the indebtedness evidenced by the Notes, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Loan Documents and Unsecured Indemnity Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Deed, which Security Deed shall retain its priority as originally filed for record.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

         10. COUNTERPARTS. This Modification Agreement may be executed in multiple counterparts and/or by the use of multiple signature pages, each of which shall constitute an original but all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto under seal and delivered as of the day and year first above written.

                                LENDER:

                                METROPOLITAN LIFE INSURANCE COMPANY,
                                a New York corporation


                                By:  /s/ Victor W. Turney
                                ------------------------------------------
                                Title: Vice President


Signed, sealed and delivered
in the presence of:


Janice Merritt
------------------------
Unofficial Witness


Kathleen D. Coady
------------------------
Notary Public

(Notarial Seal)

                         METLIFE BANK, N.A.

                         By:Metropolitan Life Insurance Company, its Servicer


                            By: /s/ Victor W. Turney
                              ---------------------------------------
                            Title: Vice President


Signed, sealed and delivered
in the presence of:

Janice Merritt
------------------------
Unofficial Witness


Kathleen D. Cody
------------------------
Notary Public

(Notarial Seal)

                                       BORROWER:

                                       KOGER ACP, LLC,
                                       a Delaware limited liability company


                                       By: /s/ Christopher L. Becker
                                          -----------------------------------
                                       Name:    Christopher L. Becker
                                       Title:   Vice President

                                                [Seal]


Signed, sealed and delivered
in the presence of:

----------------------
Unofficial Witness


Barbara E. White
----------------------
Notary Public

(Notarial Seal)

                                        NEW GUARANTOR:

                                        KOGER EQUITY, INC.,
                                        a Florida corporation


                                        By: /s/ Christopher L. Becker
                                           ----------------------------------
                                        Name:    Christopher L. Becker
                                        Title:   Senior Vice President

                                                 [Corporate Seal]

Signed, sealed and delivered
in the presence of:

-----------------------------------
Unofficial Witness


/s/  Barbara E. White
-----------------------------------
Notary Public

(Notarial Seal)

                        ORIGINAL BORROWER:

                        ATLANTIC CENTER PLAZA, LLC,
                        a Georgia limited liability company

                        By:  P&L ACP, LLC,
                             a Georgia limited liability company, its Manager



                             By: /s/ Harry E. Morgan
                                 --------------------------------
                                      Harry E. Morgan, Manager

Signed, sealed and delivered
in the presence of:

-----------------------------------
Unofficial Witness


/s/ Barbara E. White
-----------------------------------
Notary Public

(Notarial Seal)

                                        ORIGINAL GUARANTORS:


                                        /s/ Lawrence P. Kelly       (SEAL)
                                        ------------------------
                                            Lawrence P. Kelly
Signed, sealed and delivered
in the presence of:

-----------------------------------
Unofficial Witness


/s/ Barbara E. White
-----------------------------------
Notary Public

(Notarial Seal)


                                        /s/ A. J. Land, Jr.          (SEAL)
                                        ------------------------
                                            A.J. Land, Jr.
Signed, sealed and delivered
in the presence of:

-----------------------------------
Unofficial Witness


/s/  Elizabeth Mesquita
-----------------------------------
Notary Public

(Notarial Seal)